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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report (Date of earliest event reported): August 10, 2004

                                               EDISON INTERNATIONAL
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-2222
                               (Registrant's telephone number, including area code)

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Item 5.  Other Events.

         On August 10, 2004, Edison International (the "Company") was notified that participants in the Edison
401(k) Savings Plan will not be able to change investment elections, initiate any other transactions, or access their accounts for inquiry purposes from 1 p.m. Pacific time on Wednesday, September 15, 2004 until 5 a.m.
Pacific time on Monday, September 20, 2004 (the "Suspension Period"), in order to accommodate an upgrade to the administrative system for the plan.  The suspension affects transactions related to investments in the Company's common stock through the Edison International Stock Fund of the plan.  Other affected transactions include elections to join the plan, changes to contribution rates, loan requests, form requests, and distribution and withdrawal requests.  Because, as currently scheduled, the Suspension Period will not be more than three consecutive business days, this information is being disclosed under Item 5 of this Form 8-K, rather than Item
11, which is required to be filed in connection with a blackout period (as defined in Rule 100(b) of the
Securities Exchange Act of 1934).  If there is a change in the scheduled beginning or ending dates of the
Suspension Period that causes it to become a blackout period (as so defined), the Company will file as soon as reasonably practicable an additional Form 8-K containing under Item 11 the updated beginning or ending dates, explaining the reasons for the change in the date or dates and identifying all material changes in the information contained in this Form 8-K.

         Persons with questions about the Suspension Period should call the Retirement Savings Connection at
(877) 432-7283.  Savings Center representatives are available Monday through Friday, 7:30 a.m. to 4:00 p.m.,
Pacific time.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                      EDISON INTERNATIONAL
                                                                          (Registrant)

                                                                     /s/ KENNETH S. STEWART
                                                 -------------------------------------------------------------
                                                                       KENNETH S. STEWART
                                                        Assistant General Counsel and Assistant Secretary

Date:  August 13, 2004